UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  001-16133              06-1245881
 (State or other jurisdiction   (Commission File        (IRS Employer
      of incorporation)             Number)            Identification No.)


           1100 Summer Street, Stamford, Connecticut           06905
             (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 Other Events.

     On September 20, 2006, Delcath Systems, Inc. (the "Company") issued a press release announcing that the U.S. District Court for the Southern District of New York extended the temporary restraining order and adjourned the preliminary injunction hearing in the pending litigation between the Company and Robert Ladd, et al. The Company's press release dated September 20, 2006 is incorporated herein by reference and filed as Exhibit 99.1 hereto. A copy of the Memorandum and Order of the Honorable Loretta A. Proska of the United States District Court for the Southern District of New York is also incorporated herein by reference and filed as Exhibit 99.2 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

  Exhibit                       Description

    99.1  Press Release dated September 20, 2006 of Delcath Systems, Inc.

    99.2 Memorandum and Order of the Honorable Loretta A. Preska of the United States District Court for the Southern District of New York, dated September 20, 2006 (incorporated by reference to the Company's Additional Definitive Proxy Soliciting Materials and Rule 14(a)(12) Material filed on September 21, 2006 (SEC Accession No.
          0000950117-06-003958))



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DELCATH SYSTEMS, INC.

                                 By:     /s/ M. S. KOLY
                                     -------------------------
                                     M. S. Koly
                                     President and Chief Executive Officer


Date: September 22, 2006


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                                 EXHIBIT INDEX


  Exhibit                       Description

    99.1  Press Release dated September 21, 2006 of Delcath Systems, Inc.

    99.2 Memorandum and Order of the Honorable Loretta A. Preska of the United States District Court for the Southern District of New York, dated September 20, 2006 (incorporated by reference to the Company's Additional Definitive Proxy Soliciting Materials and Rule 14(a)(12) Material filed on September 21, 2006 (SEC Accession No.
          0000950117-06-003958))